EXHIBIT 10.12

AMENDING AGREEMENT executed at the City of Montreal, Province of Quebec, as of the 20th day of May 2002.


BY AND BETWEEN:                    OPTIMAL ROBOTICS CORP., a body politic and
                                   corporate, having its head office and place of business at 4700 de la Savane, Suite 101, Montreal, Quebec, H4P 1T7

                                   (hereinafter called the "Company")

AND: GARY S. WECHSLER, Executive, residing at 145 Finchley, Hampstead, Quebec H3X 3A3

                                   (hereinafter called the "Executive")


WHEREAS the parties entered into a formal employment agreement dated as of April 21, 1999, pertaining to the employment of the Executive by the Company (the "Initial Agreement"); and

WHEREAS the parties desire to include an additional provision in the Initial Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING, THE PARTIES HERETO COVENANT AND AGREE AS FOLLOWS:


1. The preamble hereto shall form an integral part hereof as if herein set forth at length.

2. The parties agree that the Initial Agreement is hereby amended as follows:

      2.1   The following section is added immediately following Section 7:

                 "7A. In addition to any severance or other payments provided for herein, in the event of a Change of Control (as hereinafter defined) of the Company, the Company shall forthwith pay to the Executive an amount (the "Change in Control Payment") equal to one hundred percent (100%) the then current annual minimum salary plus bonus payable to the Executive, pursuant to section 4 hereof, for each year the Executive served as the Company's Chief Financial Officer.

3. The parties hereby agree that the Initial Agreement, as amended hereby, remains in full force and effect. This agreement is an amendment to the Initial Agreement and the Initial Agreement and this agreement shall be read together and have effect so far as practicable as though all the provisions thereof and hereof were contained in one instrument.

4. The parties declare that they have required that this agreement and all documents relating hereto, either present or future, be drawn in the English language; les parties declarent par les presentes qu'ils exigent que cette entente et tous les documents y afferents, soient, pour le present ou le future, rediges dans la langue anglaise.


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IN WITNESS WHEREOF, the parties hereto have executed the present agreement on the date first hereinabove mentioned.


                                  OPTIMAL ROBOTICS CORP.

                                  Per: /s/ Holden L. Ostrin
                                       --------------------
                                           Holden L. Ostrin


                                  /s/ Gary S. Wechsler
                                  --------------------
                                  GARY S. WECHSLER


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